Taxation - Deferred tax assets and liabilities (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets:
Advertising expense in excess of deduction limit	¥ 58,723	¥ 58,230
Accrued expense and other payables	2,849	3,349
Allowance for doubtful accounts	9,541	9,163
Net operating tax loss carry forwards	73,423	63,792
Total deferred tax assets	144,536	134,534
Less: valuation allowance	(144,536)	(134,534)	¥ (120,703)	¥ (89,713)
Net deferred tax assets	¥ 0	¥ 0